                               Oppenheimer Main Street Fund(R)
                            Supplement dated June 2, 2008 to the
                             Prospectus dated December 28, 2007

     This supplement  amends the Prospectus of Oppenheimer Main Street Fund (the
"Fund") dated December 28, 2007 and is in addition to the supplement dated April
28, 2008.

     The section  "How the Fund is Managed - Portfolio  Managers,"  beginning on page 14 of the  Prospectus,  is deleted in its  entirety  and is replaced by the following:

     Portfolio Managers. The Fund's portfolio is managed by Marc Reinganum, Mark
Zavanelli  and  Wentong  Alex  Zhou,  who  are  primarily  responsible  for  the day-to-day  management of the Fund's investments.  Dr. Reinganum has been a Vice
President  and  co-portfolio  manager  of the Fund  since  October  2003 and Mr.
Zavanelli and Dr. Zhou are co-portfolio  managers of the Fund effective June 30,
2008.

     Dr.  Reinganum  has been a Vice  President  of the Manager and  Director of
Quantitative  Research and Portfolio  Strategist  for Equities  since  September
2002.  He was the Mary Jo Vaughn  Rauscher  Chair in  Financial  Investments  at
Southern  Methodist   University  from  1995  to  2002.  At  Southern  Methodist
University he also served as the Director of the Finance Institute, the Chairman
of the Finance  Department,  the  President  of the Faculty at the Cox School of
Business  and a member of the Board of Trustees  Investment  Committee.  He is a
portfolio  manager and an officer of other  portfolios  in the  OppenheimerFunds complex.

     Mr. Zavanelli,  CFA, has been a portfolio manager of the Manager since July
1999 and a Vice President of the Manager since  November 2000.  Prior to joining the Manager in April 1998,  Mr.  Zavanelli  was  President of Waterside  Capital
Management,  a registered  investment  adviser,  from August 1995 through  April
1998.  He is a  portfolio  manager  and an  officer of other  portfolios  in the
OppenheimerFunds complex.

     Dr. Zhou, CFA, has been a senior quantitative  analyst of the Manager since
June 1999,  assisting in the  management  and  maintenance  of the  quantitative models for the Main Street Funds. He has been a portfolio manager of the Manager since January 2007 and an Assistant Vice President of the Manager since 2001. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional  Information  provides  additional  information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

June 2, 2008                                PS0700.035